                                                                                           Exhibit 99.1

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly  Report of Frontier  Airlines,  Inc. (the  "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I.
Jeffery S. Potter,  President and Chief Executive  Officer of the Company,  certify,  pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 12(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jeffery S. Potter